Exhibit 10.15

EXECUTION COPY

AMENDMENT NO. 1 TO GUARANTEE AGREEMENT

AMENDMENT NO. 1 TO GUARANTEE AGREEMENT (this “Amendment”), dated effective as of June 29, 2012 (the “Amendment Effective Date”), made by ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation (“Guarantor”) having its principal place of business c/o Ares Management LLC, 2 North LaSalle Street, 9th Floor, Chicago, IL 60602, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”) and any of its parent, subsidiary or affiliated companies (collectively, “Beneficiary”).

RECITALS

WHEREAS, pursuant to that certain Master Repurchase and Securities Contract, dated as of December 14, 2011 (the “Original Repurchase Agreement”) between Wells Fargo Bank, National Association (as “Buyer”) and ACRC Lender W LLC (“Seller”), as amended pursuant to Amendment No. 1 to Master Repurchase and Securities Contract between Buyer, Guarantor, ACRC Holdings LLC (as Original Guarantor) and Seller dated April 22, 2012 (the “First Amendment”; together with the Original Repurchase Agreement, as further amended, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), Seller agreed to sell, from time to time, to Buyer certain Whole Loans and Senior Interests, each as defined in the Repurchase Agreement (collectively, the “Purchased Assets”), upon the terms and subject to the conditions as set forth therein;

WHEREAS, in connection with the execution and delivery by the parties thereto of the First Amendment, Guarantor executed and delivered to Buyer a Guarantee Agreement dated as of May 22, 2012 (the “Guarantee”); and

WHEREAS, Buyer and Guarantor have agreed to amend certain provisions of the Guarantee as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with Buyer as follows:

1.             Amendment to Guaranty.

(a)           Section 9(c) of the Guaranty is hereby amended and restated in its entirety to read as follows:

(b)           Fixed Charge Coverage Ratio.  Commencing on the earlier to occur of (i) the calendar quarter ending on June 30, 2013, and (ii) the first full calendar quarter following the calendar quarter in which Guarantor reports “Loans held for investment” in excess of $200,000,000.00 on its quarterly consolidated balance sheets, Guarantor shall not permit its Fixed Charge Coverage Ratio for any Test Period to be less than 1.50 to 1.00, with compliance to be tested as of the end of each Test Period.

2.             Limited Effect.  Except as expressly amended and modified by this Amendment, the Guarantee shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, each (a) reference to the “Guarantee” in any of the Repurchase Documents shall be deemed to be a reference to the Guarantee as amended hereby, and (b) each reference in the Guarantee to “this Agreement”, this “Guarantee”, “hereof”, “herein” or words of similar effect in referring to the Guarantee shall be deemed to be references to the Guarantee as amended by this Amendment.

3.             Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

4.             Paragraph Headings.  The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

5.             Governing Law.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS GUARANTEE, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Guarantee Agreement to be duly executed and delivered as of the date first above written.

Guarantor:

ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation

			By:	/s/ Timothy B. Smith
				Name:	Timothy B. Smith
				Title:	Vice President

Beneficiary:

WELLS FARGO BANK, N.A., a national banking association

			By:	/s/ John Nelson
				Name:	John Nelson
				Title:	Managing Director

Acknowledged and Agreed to by:

Seller:

ACRC LENDER W LLC, a Delaware limited liability company

By:	/s/ Timothy B. Smith
	Name:	Timothy B. Smith
	Title:	Vice President